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                                                                      Exhibit 10

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated April 9, 1997 (with respect to the financial statements of First ING of New York Separate Account
A1), April 11, 1997 (with respect to the financial statements of First ING Life Insurance Company of New York), and April 11, 1997 (with respect to the financial statement schedule of First ING Life Insurance Company of New York) included in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-88794 and 811-8700) and related Prospectus of First ING of New York Separate Account A1 dated May 1, 1997.

                                       /s/ Ernst & Young LLP
                                       ERNST & YOUNG LLP

Denver, Colorado
April 28, 1997